Supplement dated July 31, 2025
to the following statutory prospectus(es):
BOA FPVUL, BOA TNG, BOA ChoiceLife FPVUL, BOA CVUL Future, BAE Future Corporate FPVUL, Nationwide YourLife Protection VUL - New York, Nationwide YourLife Accumulation VUL - New York, Nationwide YourLife Survivorship VUL - New York, Nationwide YourLife Protection VUL, Marathon Performance VUL, Nationwide YourLife Accumulation VUL and Nationwide YourLife Survivorship VUL dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the policy.
Effective August 22, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Invesco Oppenheimer V.I. International Growth Fund: Series I	Invesco V.I. International Growth Fund: Series I
The following underlying mutual fund is offered as an investment option under the policy.
Effective September 22, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Equity and Options Total Return Fund: Class I
PROS-1036